UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2024

STRATTEC SECURITY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-25150	39-1804239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 West Good Hope Road, Milwaukee, Wisconsin 53209

(Address of Principal Executive Offices, and Zip Code)

(414) 247-3333

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	STRT	The Nasdaq Global Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 24, 2024, STRATTEC SECURITY CORPORATION (the “Company”) entered into a Retention Agreement with Roland J. Guillot (the “Agreement”). Mr. Guillot currently is serving as the Company’s Interim President and Chief Executive Officer. Effective July 1, 2024, Mr. Guillot will return to his role as Senior Vice President – Operations and Chief Operating Officer upon the appointment of Jennifer L. Slater as President and Chief Executive Officer, as previously disclosed by the Company in its Current Report on Form 8-K filed on June 14, 2024. Pursuant to the Agreement, Mr. Guillot will be entitled to a retention payment equal to 30% of his current base salary (“Retention Payment”) if he remains continuously employed by the Company as a full-time employee through December 31, 2024 (“Retention Date”), provided he also remains in compliance with the terms of his employment and change in control agreements. The Retention Payment will be made to Mr. Guillot within 30 days of the Retention Date, subject to the foregoing described conditions, and provided further that if his employment terminates for any reason, voluntary or involuntary, prior to the Retention Date, Mr. Guillot will not be entitled to receive any portion of the Retention Payment and any such termination will remain subject to the terms and conditions of his employment or change in control agreement, as may be applicable. The foregoing description of the Agreement is not intended to be complete and is qualified in its entirety by reference to the text of the Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Retention Agreement with Rolando J. Guillot dated June 24, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATTEC SECURITY CORPORATION

By: /s/ Dennis P. Bowe

Dennis P. Bowe, Vice President and

Chief Financial Officer

Date: June 24, 2024